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                                                                    EXHIBIT 99.2


                             JOINT FILING AGREEMENT

        Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Schedule 13D with respect to the securities of Aegis Communications Group, Inc. to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

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                                                          Dated:        March 5, 2001

THAYER EQUITY INVESTORS III, L.P.,                        TC EQUITY PARTNERS, L.L.C.,
a Delaware limited partnership                            a Delaware limited liability company

By:     TC Equity Partners, L.L.C.,
        a Delaware limited liability company,                           /s/ Barry E. Johnson
        its General Partner                               -------------------------------------------
                                                                 Barry E. Johnson
                                                                 Secretary, Treasurer and
                                                                 Chief Financial Officer
               /s/ Barry E. Johnson
        ------------------------------------
               Barry E. Johnson
               Secretary, Treasurer and
               Chief Financial Officer

TC CO-INVESTORS, LLC,                                     TC MANAGEMENT PARTNERS, L.L.C.,
a Delaware limited liability company                      a Delaware limited liability company

By:     TC Management Partners, L.L.C.,
        a Delaware limited liability company,                           /s/ Barry E. Johnson
        its General Partner                               -------------------------------------------
                                                                 Barry E. Johnson
                                                                 Secretary, Treasurer and
                                                                 Chief Financial Officer
               /s/ Barry E. Johnson
        ------------------------------------
               Barry E. Johnson
               Secretary, Treasurer and
               Chief Financial Officer



        /s/ Barry E. Johnson                                     /s/ Barry E. Johnson
--------------------------------------------              -------------------------------------------
FREDERIC V. MALEK                                         CARL J. RICKERTSEN
By:     Barry E. Johnson                                  By:    Barry E. Johnson
        Attorney-in-fact                                         Attorney-in-fact


        /s/ Barry E. Johnson
--------------------------------------------
PAUL G. STERN
By:     Barry E. Johnson
        Attorney-in-fact
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